UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                           CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): 30 July 2003


                                  NEW MEDIA INC.
                            ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49989                  03-0459613
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                        8914 Legacy Park Dr, Suite J,
                       Charlotte, North Carolina 28269
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                800-638-5820
                             ------------------
                         (Issuer's Telephone Number)








Item 1. Changes in Control of Registrant.

 None

Item 2. Acquisition or Disposition of Assets

On May 22, 2003, the Company obtained the rights to purchase real estate property located at acquire property located at 4929 Old Shallotte Rd, Shallotte, NC 28459 from Blackstocks Development Corporation. The company will purchase the property in accordance with prior arrangements for $470,000.00. The property is presently being leased to Kids
Connection, Inc. Daycare Center.

The Company will continue to lease the property to the Day Care Center.

      The terms of Purchase Agreement were determined through arms-length negotiations between the Company and the Seller.
$470,000 (the value of the real estate).

Item 3. Bankruptcy or Receivership

      There has been no bankruptcy, receivership, or similar proceeding by or against either of the Companies or Inclusion described in this Form 8-K.

Item 4. Changes in Registrant's Certifying Accountant

      The Company's accounting firm terminated its agreement with the company and terminated all of its SEC CPA practiced work
(Reference Exhibit 10.10 below). There were no differences and or disagreements between the accounting firm and the Company's management.

Item 5. Other Events


On May 12 2003, the Company terminated its agreement with Greentree Financial Services (Greentree). Greentree was contracted to provide various advisory and consultant services to the Company. However, the Company and Greentree decided to terminate the contract. Alton Perkins and the Perkins Family Trust have agreed to lend the Company funds which shall be secured by a demand note to compensate Greentree for the limited services that it rendered to the Company. In turn, Greentree will return all the Company's stock it was issued for the services which it did not complete.

On 5 June 2003, the Company entered into a market development and investor relations agreement with Page Properties, LLC (Page). Subject to further actions by Page contained in the agreement at the Company shall compensate Page through the issuance of restricted common stock.

On 5 June 2003, the Company entered into an executive management agreement with Page Properties. Subject to further actions contained in the agreement the Company is scheduled to issue Page shares of its common stock for services it has agreed to provide the Company.



Item 6. Resignations of Registrant's Directors

None

Item 7. Financial Statements and Exhibits

None

Index to Exhibits

Exhibit          Description
--------          -----------

10.10 RESIGNATION OF ACCOUNTANTS

10.11 ASSIGNEMENT OF INETERST RIGHTS AND LIABILITIES

10.12 MARKET DEVELOPMENT AND INVESTOR RELATIONS AGREEMENT

10.13 EXCUTIVE MANAGEMENT AGREEMENT


               Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NEW MEDIA INC.
                                              -----------------------------
                                              (Registrant)


Date:  July 30  2003                           /s/ Alton Perkins
                                               -----------------------------
                                               Alton Perkins, Chief Executive
                                               Officer







Exhibit 10.10	 Resignation of Accountants

Grassano Accounting, P.A.

Certified Public Accountants & Business Consultants

www .grassanoaccounting.com

900 NORTH FEDERAL HIGHWAY Suite 160
BOCA RATON, FLORIDA 33432-2754
TEL: (561) 395-0330 FAX: (561) 395-2081
E-MAIL: firm@grassanoaccounting.com
N. RICHARD GRASSANO, CPA (FL-NJ)


June 11, 2003

Board of Directors
NEW MEDIA INC.
8914 Legacy Park Dr., Suite J
Charlotte, NC 28269

Re: Resignation Letter

Dear Board of Directors:

As of the date of this letter, we hereby resign as auditors for Blackstocks Development Corp. We are resigning from the engagement because we are no longer able to provide the services that the Company requires.

For the audits that we performed (of the financial statements for the period ended June 30, 2002 and for the period ended December 31,2002), we issued going concern qualified opinions. The Company's management has always supplied us with all necessary infoffi1ation, and we have been able to rely on all of management's representations. There have been no scope limitations, and the internal controls have been adequate for the Company's management to develop reliable financial statements. The Company's management also has never disagreed with any of our adjustments or recommendations.

Sincerely,
/s/
N. Richard Grassano
President




Exhibit 10.11	 ASSIGNEMENT OF INTERST RIGHTS AND LIABILITIES


ASSIGNEMENT OF INETERST RIGHTS AND LIABILITIES

Blackstocks Development Corporation hereby assigns all rights to acquire property located at 4929 Old Shallotte Rd, Shallotte, NC 28459 whose owners are Polly G. Russ and W.T. Russ, Jr. to Realty Development Corporation a wholly owned subsidiary of New Media, Inc.

New Media, Inc. and Realty Development Corp. shall be responsible for completing the transaction to acquire the real property identified above. The value of the property is $470,000.00 and shall be paid to Polly G. Russ and W.T. Russ, Jr. upon closing as identified in the original agreement.

Upon signing of this agreement, Blackstocks Development
Corporation relinquishes all rights and interest in the previously mentioned property to Realty Development Corporation.
Blackstocks Development Corporation and Kid's Connection shall not have any interest in nor have any responsibility for the real property other than to lease the property for use of its Day Care Center.
The lease will be established at the current market rate.

For:

Blackstocks Development Corp:            New Media, Inc.

/s/ Alton Perkins                        /s/  Loretta E. Perkins
CEO                                       Vice President

Date:     5/30/03                         Date:    5/30/03


Exhibit 10.12	 MARKET DEVELOPMENT AND INVESTOR RELATIONS AGREEMENT

PAGE PROPERTIES, LLC
6836 Bee Cave Road
Suite 242
Austin, Texas 78746


Telephone: 512.617.6351 					   Facsimile: 512.617.6352
tpage@austin.rr.com


June 5, 2003

Al Perkins
Chief Executive Officer
New Media, Inc.
8914 Legacy Park Drive, Ste J
Charlotte, NC 28269

Re:	Engagement Agreement


Dear Al,

Pursuant to our conversations, Page Properties, LLC (Page) is pleased to provide this Engagement Agreement which sets forth the terms of a consulting relationship with New Media, Inc. and its affiliates (the Company) pursuant to which Page will, for a period of twelve months from the date of the execution of this letter, act as the Company's agent with respect to the following:

(i) Market Development. Page will advise the Company with respect to a market development and investor relations campaign which is designed to promote individual and institutional investor interest in the Company, and properly position the Company within the brokerage communities. As part of our engagement in this regard, we will do the following:

a. Review all current shareholder and corporate communication and collateral material

b. Determine the Company's current policy and objectives with regard to shareholder relations, investor relations and media placement.

c. Analyze the Company's shareholder base and DTC distribution

d. Analyze the market maker depth and involvement in the Company's securities

e. Review any analyst product

At the conclusion of our analysis and due diligence, we will provide the Company with a confidential report outlining the current status of the market for the Company's securities and what steps, if any, we recommend for enhancing the development of the market's awareness of the Company, its business plans and the opportunity to participate in the public market for the Company's securities. This representation does not cover any services required to implement any recommendations set forth in the Market Development Program, and Company agrees that our representation terminates upon our delivery of our recommendations in this regard.
In the event Company wishes to engage Page to address any of the issues set forth in the Market Development Program, or for any additional services, such services and engagement will be the subject of a separate engagement agreement.

It is agreed to by the parties that they are engaged in the development of the Company and that Page. is generally responsible for acting in a consulting capacity. Page will provide all promotional, marketing, public relations, and communication efforts for the Company, and will act as the lead advisor and consultant working with market makers, and investors in ensuring that the Company has increased awareness within the investment, market making, and brokerage communities. It will also review press releases and the various reports that the Company will need from time to time.

The Company is responsible for implementing and managing its business strategy to develop a daycare network by conducting a roll-up to acquire between 28 and 48 Daycare centers from private owners within the next 12 to 24 months. In addition, it is responsible for maintaining all records, financial or otherwise, and all reports required of it.

In implementing the Company's business strategy the parties agree that the following are key components: using predetermined parameters designed by the Company to identify and acquire centers, completing application with the NASD to acquire a stock symbol and trading on the OTC or BBX, which ever is applicable, introducing the business to the market, market makers and potential investors, and accessing capital in the private and or public markets.

To implement the Company's business strategy the following are the known capital requirements that both parties will attempt to achieve:

1. Funds required for acquisition of centers and or property
2. A bridge loan required within 30-90 days after signing this agreement.
3. Funds required for general business operations; and
4. Funds required personally by principles of both entities and their associates.
5. Funds required by shareholders

The amount of funds required for the previous categories have been identified in a previous memorandum between the parties and are summarized as follows. These amounts are shown purely as targets:

1. Acquisition of Daycare operations:  $16,368,000 to $32,736,800
2. Bridge loan for operations and payment of fees: $125,000.00
3. Funds for general operations: $1,000,000 (annual)
4. Funds for shareholders selling their shares
5. Funds for The Perkins Family Trust selling its shares.

Page agrees to help in identifying and implementing a strategy to secure funding for the company. Page shall act as the lead advisor in locating and arranging offers to match the funding requirements of the company. The timing requirements for the funding shall be set by the Company's business objectives and its general practice of closing on transactions within six months after signing the initial contract to acquire assets. Page agrees to use its best efforts to raise a minimum of $10 million for the company within twelve months.

Both parties agree that in the best interests of the Company and its shareholders, a written plan of distribution will be developed when taking action to raise capital or sale stock. The distribution plan shall include escrow requirements that will allow shares to be placed into the market in a coordinated way and considers the requirements of the Company and its' shareholders as listed above. Where possible, other shareholders shall be given an opportunity to participate in the distribution plan. Blacks Development Corporation and Page agree that if The Perkins Family Trust or the principles of Page and or its associates, want to sell any of its stock during a period up to 12 months after this agreement has been signed by both parties, then the selling party shall notify the other party of the desire to sell stock. At such time, both parties shall enter into an escrow agreement which will detail the terms of sale and the distribution of funds.

Both parties understand that in effecting the Company's business strategy that the Perkins Family Trust and or the principles of the Company may be required to provide or loan to the company shares of un-restricted and or restricted common stock. Upon providing these shares the Perkins Family Trust and or the principles shall be compensated in restricted or unrestricted shares solely at the discretion of the Corporation and the Perkins Family Trust at a rate set by and agreeable to Corporation and the Perkins Family Trust. This compensation shall not dilute the value of Page for one year from the date of signing this agreement.

 Though Page has requested that the Company pay the fees associated with our consulting and management representation in cash, the Company has indicated that it is not in a position to do so. As such, Page will agree to accept equity in the Company as compensation for such services. Additionally, due to the illiquid nature of the market for the Company's securities, any issuances in equity will be calculated using a discount to current market in order to assess a fair market value for the services rendered and to account for the nature of the market and the inherent risk to Page of actually realizing the agreed upon value of these services through liquidation of the securities. Thus, it is appropriate for us to agree to the value of the services rendered for tax accounting purposes. Accordingly, as we have discussed and agreed through arms-length negotiation and discussion, the value of services contemplated by this Agreement is ten thousand dollars ($10,000), and, further, if the Company is required to issue Page a Form 1099 for these services, the Company agrees that it will issue Page a Form 1099 for an amount not greater than that agreed upon amount. In the event any amount less than the agreed upon amount of stock is received by Page, the value for services will be adjusted ratably, and the Form 1099 will reflect the adjustment.

For the Market Development aspect of our engagement, our fee, after calculating the discount to current market, will be three million (3,000,000) shares of equity securities of the Company, such shares to be restricted against resale pursuant to Rule 144 of the Securities Act of 1933 (the Stock). The Company agrees to reimburse Page for any expense incurred on behalf of the Company.

As part of the unique nature and structure of this engagement and fee agreement, and in particular the uncertainty and risk borne by Page in accepting the Company securities as payment for its services if the Company securities were to significantly decrease in value over time, the Company acknowledges and agrees that, except in the event Page wholly fails and refuses to perform the services set forth herein and is grossly negligent in the provision of such services, as determined by a final non-appealable judgment of a court of competent jurisdiction, the fees for services referenced herein are earned, due and payable upon execution hereof, are non-refundable and do not represent a deposit made in trust for the benefit of the Company.


In connection therewith, by signing this engagement agreement you are acknowledging and affirming that neither the Company, nor any of its employees, officers, directors, consultants, accountants, attorneys or other representatives have provided Page, nor any of its employees or representatives, with any information regarding the Company which may be considered material or non-public, and further, that all information that has been provided is of a general nature and within the public domain.

       Additionally, in that we are taking an equity interest in the Company in the form of our payment for services rendered, we advise you to seek independent legal advice before executing this agreement and to give you reasonable time within which to obtain such advice. By signing below you are acknowledging that you have had a reasonable time within which to consult with an attorney of your own choosing regarding our representing the Company, our being paid in securities of the Company, and the form and substance of this fee agreement. Further, you acknowledge and agree our fees in the form of equity as set forth above are fair and reasonable to the Company and its shareholders. Further, you acknowledge that this fee agreement is clearly understood by you, and you have had an opportunity to ask any questions which you may have as it relates to this fee agreement and that you have received answers to all of your questions or concerns, whatever they may be.

The Company and Page will mutually indemnify and hold each other, and their respective affiliates and partners, officers, directors, and employees harmless of and from any and all claims, damages, liability and litigation expenses (including reasonable attorneys' fees and expenses), as the same are incurred, related to or arising out of its activities directly or indirectly related to this Agreement, except to the extent that any claims, damages, liability or expenses are found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from willful misconduct and gross negligence in performing the services described above. The indemnity provision and hold harmless provision contained in this paragraph shall remain in full force and effect regardless of any termination of this Agreement, and same shall survive termination of this Agreement.

THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE STATE OF APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN SUCH STATE AND VENUE FOR ANY DISPUTE SHALL LIE SOLELY IN TRAVIS COUNTY, TEXAS.

Prior to filing any lawsuit or other statement of claim, the parties hereby agree to submit to mediation by a certified mediator as selected mutually by the parties. Should a dispute exist following mediating same in good faith, the parties agree to submit any dispute arising under this Agreement or any action to enforce the terms hereof to the jurisdiction, rules and standards of the American Arbitration Association, whose ruling shall be binding upon said parties.

This agreement is the sole and entire Agreement between the parties pertaining to its subject matter and supersedes all prior Agreements, representations and understandings of the parties. No modifications of this Agreement shall be binding unless agreed to in writing by Page and the Company. This Agreement shall be binding on and shall inure to the benefit of the successors and assigns of the parties hereto.

Kindly indicate your understanding and agreement to the terms and conditions of this engagement agreement by signing and returning a copy of this letter, the other copy of which is for your files. We are looking forward to working closely with you on this assignment.

Sincerely,
Page Properties, LP
	/s/
____________
Timothy T. Page
Member


ACKNOWLEDGED, UNDERSTOOD AND AGREED AS TO TERMS:
New Media, Inc.
	/s/							6/05/03
_________________________	____________________
Al Perkins						Dated Effective
Chief Executive Officer


Exhibit 10.13	 EXCUTIVE MANAGEMENT AGREEMENT


                             Page Properties, LLC
___
6836 Bee Cave Road
Suite 242
Austin, Texas 78746

(a) Phone: 512.617.6351	Fax: 512.617.6352
tpage@austin.rr.com


June 5, 2003

Al Perkins,
Chief Executive Officer
New Media, Inc.
8914 Legacy Park Drive, Suite J
Charlotte, NC 28269

Re:	Engagement Agreement


Dear Al,

Pursuant to our conversations, Page Properties, LP (PP) is pleased to provide this Engagement Agreement which sets forth the terms of our relationship with New Media, Inc. and its affiliates (the Company) pursuant to which PP will, for a period of twelve months from the date of the execution of this letter, act as the Company's counsel with respect to the following:

(ii) Executive Management and Public Markets Consulting.   As part of PP's
services, we will meet with and advise certain members of the Company's executive management regarding a comprehensive program of positioning the Company and its publicly traded securities within the marketplace to optimize exposure to customers and potential shareholders. Additionally, upon request we will assist the Company in devising an internal protocol for corporate governance in light of the recently enacted Sarbanes Oxley legislation. In addition to the foregoing, we will together with executive management analyze the Company's overall capital structure, and assist and advise the Company in implementing any necessary restructuring to best position the Company for attracting additional debt or equity capital. Nothing, however, contained in this agreement in any way involves company or stock promotional services. PP will herein be engaged strictly as advisor.

Though PP has requested that the Company pay the fees associated with our consulting and management representation in cash, the Company has indicated that it is not in a position to do so. As such, PP will agree to accept equity in the Company as compensation for such services. For the consulting and management services specifically enumerated herein, we can be paid in securities issued under an S-8 registration statement. Additionally, due to the illiquid nature of the market for the Company's securities, any issuances in equity will be calculated using a discount to current market in order to assess a fair market value for the services rendered and to account for the nature of the market and the inherent risk to PP of actually realizing the agreed upon value of these services through liquidation of the securities. Thus, it is appropriate for us to agree to the value of the services rendered for tax accounting purposes. Accordingly, as we have discussed and agreed through arms-length negotiation and discussion, the value of services contemplated by this Agreement is twenty five thousand dollars ($25,000), and, further, if the Company is required to issue PP a Form 1099 for these services, the Company agrees that it will issue PP a Form 1099 for an amount not greater than that agreed upon amount. In the event any amount less than the agreed upon amount of stock is received by PP, the value for services will be adjusted ratably, and the Form 1099 will reflect the adjustment.

For the Executive Management and Public Market Consulting aspect of our engagement, our fee, after calculating the discount to current market, will be six million (6,000,000) shares of unrestricted, free-trading equity securities of the Company (the Stock).


As part of the unique nature and structure of this engagement and fee agreement, and in particular the uncertainty and risk borne by PP in accepting the Company securities as payment for its services if the Company securities were to significantly decrease in value over time, the Company acknowledges and agrees that, except in the event PP wholly fails and refuses to perform the services set forth herein and is grossly negligent in the provision of such services, as determined by a final non-appealable judgment of a court of competent jurisdiction, the fees for services referenced herein are earned, due and payable upon execution hereof, are non-refundable and do not represent a deposit made in trust for the benefit of the Company.

The Company will indemnify and hold PP, its affiliates and their respective partners, officers, directors, and employees harmless of and from any and all claims, damages, liability and litigation expenses (including PP's reasonable attorneys' fees and expenses), as the same are incurred, related to or arising out of its activities directly or indirectly related to this Agreement, except to the extent that any claims, damages, liability or expenses are found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from PP's willful misconduct and gross negligence in performing the services described above. The indemnity provision and hold harmless provision contained in this paragraph shall remain in full force and effect regardless of any termination of this Agreement, and same shall survive termination of this Agreement.

THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN SUCH STATE AND VENUE FOR ANY DISPUTE SHALL LIE SOLELY IN
TRAVIS COUNTY, TEXAS.

Prior to filing any lawsuit or other statement of claim, the parties hereby agree to submit to mediation by a mediator as selected mutually by the parties. Should a dispute exist following mediating same in good faith, the parties agree to submit any dispute arising under this Agreement or any action to enforce the terms hereof to the jurisdiction, rules and standards of the American Arbitration Association, whose ruling shall be binding upon said parties.

This agreement is the sole and entire Agreement between the parties pertaining to its subject matter and supersedes all prior Agreements, representations and understandings of the parties. No modifications of this Agreement shall be binding unless agreed to in writing by PP and the Company. This Agreement shall be binding on and shall inure to the benefit of the successors and assigns of the parties hereto.

Kindly indicate your understanding and agreement to the terms and conditions of this engagement agreement by signing and returning a copy of this letter, the other copy of which is for your files. We are looking forward to working closely with you on this assignment.

Sincerely,

Page Properties, LP
/s/
____________________________
Timothy Page
Member


ACKNOWLEDGED, UNDERSTOOD AND AGREED AS TO TERMS:

New Media, Inc.
     /s/
_______________________	    ______________________________
Al Perkins						Dated Effective
Chief Executive